                                                                  EXHIBIT 10.164

                         AMENDMENT TO LEASE AGREEMENT


     THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made this 28th
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day of January, 1998 by and between PPD PHARMACO, INC., a Texas corporation (hereinafter, the "Tenant"), and WEEKS REALTY, L.P., a Georgia limited
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partnership (hereinafter, the "Landlord").
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                                  WITNESSETH:

     WHEREAS, pursuant to a Lease Agreement dated July 9, 1997 by and between Landlord and Tenant (the Lease Agreement, and all amendments thereto shall be referred to herein collectively as the "Lease") , Landlord leased to Tenant
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certain premises in a building located at 4025 Paramount Parkway, Morrisville, Wake County, North Carolina 27560, all as more particularly described in the Lease; and

     WHEREAS, the parties desire to modify the Lease to, among other things, confirm the actual rentable sqare footage of the Premises as provided herein.

     NOW, THEREFORE, in consideration of cash in hand paid and the promises and the provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend and modify the Lease as follows:

     1.   Premises.   The rentable square footage of the "Premises" is modified
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to reflect the corrected measurement of 100,987 rentable square feet.

     2.   Effective Date.    The provisions of this Amendment shall be and
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become effective as of the day and year first above written.

     3.   Severability.   In the event any term, covenant or condition of this
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Amendment, the Lease, or any amendments thereto shall to any extent be invalid or unenforceable, the remainder shall not be affected thereby and each term, covenant or condition shall be valid and enforceable to the full extent permitted by law.

     4.   Successors and Assigns.   This Amendment shall apply to, inure to the
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benefit of, and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise provided herein.

     5.   Authority of Tenant.   Tenant certifies to Landlord that it is
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authorized to enter into this Amendment, and that those persons signing below on its behalf are authorized to do so, and shall promptly upon the request of Landlord provide a resolution to this effect.

     6.   Interpretation.   Although the printed provisions of this Amendment
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were drafted by Landlord, such fact shall not cause this Amendment to be construed either for or against Landlord or Tenant.

     7.   Full Force and Effect.   Except as modified hereby, the Lease remains
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unmodified and in full force and effect.

     8.   Governing Law.   This Amendment shall be governed by and construed in
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accordance with the laws of the State of North Carolina.

     9.   Mutual Acknowledgement of Non-Existence of Claims.  Landlord and
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Tenant acknowledge and agree that as of the day hereof there are no known claims by either party against the other party hereto arising from the relationship as Landlord and Tenant, respectively, pursuant to the Lease, as amended.

     10.  Confidentiality.   The terms and provisions of the Lease, and this
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Amendment are strictly confidential, are to be shared by Tenant only with its accountant, employees, and attorneys, and each of those parties shall be advised of the confidential nature of the Lease, and this Amendment.

[THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]
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     IN WITNESS WHEREOF, the parties hereto have hereunto executed this Amendment causing their respective seals to be affixed hereto the day and year first above written.


                                 LANDLORD:


                                 WEEKS REALTY, L.P. (SEAL), a Georgia
                                 Limited partnership authorized to do business in the State of North Carolinaas Weeks
                                 Realty Partnership

                                 BY:  WEEKS GP HOLDINGS, INC., a
                                      Georgia corporation, its sole general
                                      partner

Date of execution:               By:  /s/ Robert G. Cutlip
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    3/24/98                               Robert G. Cutlip,
-----------------                         Senior Vice President



                                 TENANT:


                                 PPD PHARMACO, INC., a Texas
                                 Corporation


ATTEST:

By: /s/ Fred B. Davenport        By: /s/ Thomas W. D'Alonzo
    ---------------------            -----------------------
        Secretary                    President


[CORPORATE SEAL]

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